Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2010 Fund
June 30, 2026
AFF10-NPRT1-0826
1.818354.121
Bond Funds - 57.7%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (b)	3,704,048	37,040,481
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	323,199	2,475,704
Fidelity Series Emerging Markets Debt Fund (b)	123,080	1,067,105
Fidelity Series Emerging Markets Debt Local Currency Fund (b)	27,994	270,138
Fidelity Series Floating Rate High Income Fund (b)	14,740	127,793
Fidelity Series High Income Fund (b)	119,222	1,065,844
Fidelity Series International Credit Fund (b)	38,496	327,603
Fidelity Series International Developed Markets Bond Index Fund (b)	1,091,069	9,317,727
Fidelity Series Investment Grade Bond Fund (b)	5,972,973	60,147,842
Fidelity Series Long-Term Treasury Bond Index Fund (b)	740,572	3,947,251
Fidelity Series Real Estate Income Fund (b)	18,496	187,184
TOTAL BOND FUNDS (Cost $120,864,197)		115,974,672

Domestic Equity Funds - 19.5%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (b)	299,807	5,450,496
Fidelity Advisor Series Growth Opportunities Fund (b)	185,377	3,865,100
Fidelity Series All-Sector Equity Fund (b)	174,653	2,645,987
Fidelity Series Commodity Strategy Fund (b)	31,637	3,391,829
Fidelity Series Intrinsic Opportunities Fund (b)	62,529	756,600
Fidelity Series Large Cap Stock Fund (b)	251,057	7,411,215
Fidelity Series Large Cap Value Index Fund (b)	32,891	696,622
Fidelity Series Opportunistic Insights Fund (b)	164,676	4,685,020
Fidelity Series Small Cap Core Fund (b)	12,442	202,052
Fidelity Series Small Cap Discovery Fund (b)	45,707	601,499
Fidelity Series Small Cap Opportunities Fund (b)	58,610	1,184,500
Fidelity Series Stock Selector Large Cap Value Fund (b)	272,748	4,219,415
Fidelity Series Value Discovery Fund (b)	226,335	4,223,406
TOTAL DOMESTIC EQUITY FUNDS (Cost $22,917,647)		39,333,741

International Equity Funds - 16.9%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	182,324	3,814,218
Fidelity Series Emerging Markets Fund (b)	166,317	2,538,001
Fidelity Series Emerging Markets Opportunities Fund (b)	319,354	10,264,045
Fidelity Series International Growth Fund (b)	246,229	5,311,165
Fidelity Series International Small Cap Fund (b)	85,229	1,611,677
Fidelity Series International Value Fund (b)	309,565	5,182,123
Fidelity Series Overseas Fund (b)	322,888	5,227,551
Fidelity Series Select International Small Cap Fund (b)	10,414	161,100
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $18,206,492)		34,109,880

Short-Term Funds - 1.2%
	Shares	Value ($)
Fidelity Series Short-Term Credit Fund (b) (Cost $2,446,845)	247,217	2,464,749

U.S. Treasury Obligations - 0.3%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/2/2026 (d)	3.63 to 3.65	80,000	79,992
US Treasury Bills 0% 7/23/2026 (d)	3.63	320,000	319,298
US Treasury Bills 0% 7/30/2026 (d)	3.62	130,000	129,624
US Treasury Bills 0% 9/17/2026 (d)	3.70	30,000	29,763
TOTAL U.S. TREASURY OBLIGATIONS (Cost $558,675)			558,677

Money Market Funds - 4.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	3.69	225,997	226,042
Fidelity Series Government Money Market Fund (b)(f)	3.73	8,852,285	8,852,285
TOTAL MONEY MARKET FUNDS (Cost $9,078,327)			9,078,327

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $174,072,183)	201,520,046
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(157,183)
NET ASSETS - 100.0%	201,362,863

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CBOT 10Y Ultra US Treasury Notes Contracts (United States)	86	9/2026	9,656,188	80,136
CBOT US Treasury Long Bond Contracts (United States)	9	9/2026	1,017,563	24,451
ICE MSCI EAFE Index Contracts (United States)	4	9/2026	629,060	3,336
TOTAL LONG				107,923
SHORT
CME E-Mini Russell 2000 Index Contracts (United States)	(6)	9/2026	(913,680)	(28,502)
CME E-Mini S&P 500 Index Contracts (United States)	(10)	9/2026	(3,774,125)	(44,815)
TOTAL SHORT				(73,317)
TOTAL FUTURES CONTRACTS				34,606

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $558,677.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	491,050	866,716	1,131,723	1,640	(1)	-	226,042	225,997	0.0%
Total	491,050	866,716	1,131,723	1,640	(1)	-	226,042

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Advisor Series Equity Growth Fund	4,978,047	220,470	714,641	-	70,039	896,581	5,450,496	299,807
Fidelity Advisor Series Growth Opportunities Fund	3,516,294	87,006	741,212	-	81,788	921,224	3,865,100	185,377
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	35,376,272	2,899,912	1,444,448	21,354	(524)	209,269	37,040,481	3,704,048
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	2,714,125	6,339	273,543	1,432	(58,909)	87,692	2,475,704	323,199
Fidelity Series All-Sector Equity Fund	2,289,519	63,709	113,272	-	6,354	399,677	2,645,987	174,653
Fidelity Series Canada Fund	3,697,316	181,410	162,727	-	5,428	92,791	3,814,218	182,324
Fidelity Series Commodity Strategy Fund	3,307,179	1,002,381	754,208	-	(16,421)	(147,102)	3,391,829	31,637
Fidelity Series Emerging Markets Debt Fund	1,058,402	17,326	46,324	15,164	(5,229)	42,930	1,067,105	123,080
Fidelity Series Emerging Markets Debt Local Currency Fund	271,852	549	11,794	-	(810)	10,341	270,138	27,994
Fidelity Series Emerging Markets Fund	2,010,533	235,324	136,501	-	7,236	421,409	2,538,001	166,317
Fidelity Series Emerging Markets Opportunities Fund	8,299,523	759,215	777,312	-	42,722	1,939,897	10,264,045	319,354
Fidelity Series Floating Rate High Income Fund	133,230	2,766	8,386	2,373	(629)	812	127,793	14,740
Fidelity Series Government Money Market Fund	10,270,301	937,424	2,355,440	92,832	-	-	8,852,285	8,852,285
Fidelity Series High Income Fund	1,074,948	19,314	45,495	17,193	(624)	17,701	1,065,844	119,222
Fidelity Series International Credit Fund	321,558	2,749	185	2,750	20	3,461	327,603	38,496
Fidelity Series International Developed Markets Bond Index Fund	9,312,625	319,283	390,944	78,063	(47,242)	124,005	9,317,727	1,091,069
Fidelity Series International Growth Fund	5,167,509	10,718	612,881	-	24,538	721,281	5,311,165	246,229
Fidelity Series International Small Cap Fund	1,935,692	-	484,836	-	219,729	(58,908)	1,611,677	85,229
Fidelity Series International Value Fund	5,178,347	157,268	456,664	-	14,012	289,160	5,182,123	309,565
Fidelity Series Intrinsic Opportunities Fund	731,770	-	67,664	-	3,101	89,393	756,600	62,529
Fidelity Series Investment Grade Bond Fund	64,156,582	782,263	4,539,777	667,900	(221,633)	(29,593)	60,147,842	5,972,973
Fidelity Series Large Cap Stock Fund	6,783,412	83,667	290,341	-	17,902	816,575	7,411,215	251,057
Fidelity Series Large Cap Value Index Fund	636,781	1,431	28,647	-	4,084	82,973	696,622	32,891
Fidelity Series Long-Term Treasury Bond Index Fund	3,737,149	693,255	479,661	35,233	(191,785)	188,293	3,947,251	740,572
Fidelity Series Opportunistic Insights Fund	4,255,019	87,709	342,660	-	23,029	661,923	4,685,020	164,676
Fidelity Series Overseas Fund	5,182,193	41,301	560,550	-	7,354	557,253	5,227,551	322,888
Fidelity Series Real Estate Income Fund	191,380	2,094	8,420	1,702	112	2,018	187,184	18,496
Fidelity Series Select International Small Cap Fund	162,352	-	15,684	-	3,209	11,223	161,100	10,414
Fidelity Series Short-Term Credit Fund	2,552,486	32,459	112,713	27,620	647	(8,130)	2,464,749	247,217
Fidelity Series Small Cap Core Fund	162,741	18,827	7,646	6,075	590	27,540	202,052	12,442
Fidelity Series Small Cap Discovery Fund	528,727	14,634	55,962	6,244	4,550	109,550	601,499	45,707
Fidelity Series Small Cap Opportunities Fund	1,106,912	-	124,258	-	48,871	152,975	1,184,500	58,610
Fidelity Series Stock Selector Large Cap Value Fund	3,848,330	159,302	165,835	-	2,841	374,777	4,219,415	272,748
Fidelity Series Value Discovery Fund	3,846,568	124,801	165,831	-	4,487	413,381	4,223,406	226,335
	198,795,674	8,964,906	16,496,462	975,935	48,837	9,422,372	200,735,327

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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